Exhibit 99.5

                                                                         ANNEX C
                                                                         -------

      NO BANKRUPTCY CASE HAS BEEN FILED AS OF THE DATE THIS BALLOT IS BEING
          SENT TO YOU. RATHER, AS SET FORTH IN THE ATTACHED DISCLOSURE
       STATEMENT, THIS BALLOT SHALL APPLY TO A PREPACKAGED PLAN WHICH THE
        COMPANIES WILL ATTEMPT TO EFFECTUATE SHOULD A BANKRUPTCY CASE BE
                                     FILED.


                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

IN RE:                              )
                                    )       CASE NO. ______________
GLENOIT UNIVERSAL, LTD.; GLENOIT    )
CORPORATION; GLENOIT ASSETS         )       CHAPTER 11
CORP.; AMERICAN PACIFIC             )
ENTERPRISES, INC.; GRAND AVENUE     )
CORPORATION; EX-CELL HOME           )
FASHIONS, INC.; EX-CELL LINDE OF    )
CAROLINA, INC.; AND EX-CELL OF      )       JOINTLY ADMINISTERED
BENTONVILLE, INC.                   )
                   Debtors.         )
                                    )
------------------------------------

            MASTER BALLOT FOR BROKERS, PROXY INTERMEDIARIES OR OTHER
         NOMINEES OF 11% SENIOR SUBORDINATED NOTES DUE 2007 OF GLENOIT
          CORPORATION, A DELAWARE CORPORATION, ACCEPTING OR REJECTING
         THE PREPACKAGED PLAN OF REORGANIZATION TO BE FILED BY GLENOIT
        CORPORATION AND CERTAIN OF ITS AFFILIATES IN THE EVENT CHAPTER 11
                      CASES ARE COMMENCED ON THEIR BEHALF
                      -----------------------------------



                            RECORD DATE: JULY 3, 2000


        VOTING DEADLINE: 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 3, 2000


         THE MASTER BALLOT IS TO BE USED BY BROKERS, PROXY INTERMEDIARIES OR OTHER NOMINEES FOR VOTING ON BEHALF OF BENEFICIAL OWNERS OF THE 11% SENIOR SUBORDINATED NOTES DUE 2007 ISSUED BY GLENOIT CORPORATION ("GLENOIT"), A DELAWARE CORPORATION. PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS

CAREFULLY. PLEASE COMPLETE, SIGN AND DATE THIS MASTER BALLOT AND RETURN IT PROMPTLY. IF BEACON HILLS PARTNERS, INC. (THE "INFORMATION AND BALLOTING AGENT") HAS NOT RECEIVED THE MASTER BALLOT BY 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 3, 2000, UNLESS THIS DATE IS EXTENDED BY GLENOIT (THE "VOTING DEADLINE"), THE MASTER BALLOT WILL NOT BE COUNTED. YOU MAY FAX YOUR MASTER BALLOT TO THE INFORMATION AND BALLOTING AGENT, FAX NUMBER (212) 843-4384 PROVIDED (A) THAT IT IS RECEIVED BY THE VOTING DEADLINE, AND (B) THE ORIGINAL MASTER BALLOT IS RECEIVED BY THE INFORMATION AND BALLOTING AGENT NO LATER THAN FIVE (5) BUSINESS DAYS AFTER THE VOTING DEADLINE. IF THE ORIGINAL OF A FAXED MASTER BALLOT IS RECEIVED AFTER THAT DATE AND TIME, NEITHER THE FAXED MASTER BALLOT NOR THE ORIGINAL WILL BE COUNTED.

         Glenoit, along with certain of its affiliates listed in the caption above (collectively, the "Companies"), are soliciting votes with respect to the joint prepackaged plan of reorganization (the "Prepackaged Plan") under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") attached as Appendix A to the Disclosure Statement dated July 6, 2000 that may be filed on behalf of the Companies. This ballot is to be used by brokers, proxy intermediaries or other nominees for voting on behalf of beneficial holders of the 11% Senior Subordinated Notes due 2007 (the "Notes") issued by Glenoit to cast its vote to accept or reject the Prepackaged Plan. Pursuant to the Prepackaged Plan, beneficial owners of Notes hold a Class 5 Claim. Capitalized terms not otherwise defined herein shall have the meanings ascribed them in the Prepackaged Plan.

         Although the Companies are soliciting votes to accept or reject the Prepackaged Plan, the Companies have not commenced Chapter 11 cases. As discussed in the Disclosure Statement and the Offer to Purchase and Consent Solicitation Statement, the Companies believe that it is necessary to reduce their overall indebtedness and increase their equity (the "Recapitalization"). In order to effect the Recapitalization, Glenoit initiated a tender offer for the Notes on July 6, 2000 (the "Tender Offer"). Even if all the conditions to the Tender Offer are satisfied, however, the Companies may seek to implement the Recapitalization pursuant to the Prepackaged Plan. Accordingly, the Companies are seeking the votes of the beneficial owners of the Notes pursuant to which the beneficial owners indicate their acceptance or rejection of the Prepackaged Plan.

         In the event that the Companies seek to implement the Recapitalization through the Prepackaged Plan, the Prepackaged Plan can be confirmed (approved) by the Bankruptcy Court and thereby made binding upon you if it is accepted by a majority in number and at least two-thirds in amount of the allowed claims of Note holders that have actually voted on the Prepackaged Plan and if the Prepackaged Plan otherwise satisfies the requirements of Section 1129(a) of the Bankruptcy Code.

         To have your vote counted, this Ballot must be completed and returned so that it is received by Beacon Hill Partners, Inc., the Information and Balloting Agent, telephone number (212) 843-8500, facsimile number (212) 843-4384, by 5:00 p.m., New York City time, on August 3, 2000, unless extended (the "Voting Deadline") at the following addresses:

         By Mail, by Hand and by Overnight Courier:

                  Beacon Hill Partners, Inc
                  90 Broad Street
                  New York, NY 10004

         By Facsimile Transmission:

                  (212) 843-4384

         The Companies reserve the right to amend the Prepackaged Plan as it relates to them before or after the date Chapter 11 cases are commenced on their behalf. Amendments to the Prepackaged Plan that do not materially and adversely affect the treatment of Holders of Claims may be approved by the Bankruptcy Court at a hearing on confirmation without the necessity of resoliciting votes. If resolicitation is required, the Companies will furnish new Ballots and/or Master Ballots to be used to accept or reject the Prepackaged Plan, as amended.


PLEASE READ THE ATTACHED INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT BEFORE COMPLETING THE MASTER BALLOT:

Item 1. Certification of Authority to Vote. The undersigned certifies that as of the July 3, 2000 record date, the undersigned (please check the applicable box):

         [ ] Is a broker, bank, or other nominee for the beneficial owners of the aggregate principal amount of Notes listed in Item 2 below, and is the holder of a security entitlement for such Notes, or

         [ ] Is acting under a power of attorney and/or agency (a copy of which will be provided upon request) granted by a broker, bank, or other nominee that is the registered holder of the aggregate principal amount of Notes listed in Item 2 below, or

         [ ] Has been granted a proxy (an original of which is attached hereto) from a broker, bank, or other nominee, or a beneficial owner, that is the registered holder of the aggregate principal amount of Notes listed in Item 2 below, and, accordingly, has full power and authority to vote to accept or reject the Prepackaged Plan on behalf of the beneficial owners of the Notes described in
Item 2 below.

Item 2. Class 5 (Notes) Vote. The undersigned certifies that the following beneficial owners of Notes, or those on the attached list, as identified by their respective customer account numbers or the respective sequence numbers set forth below, have delivered to the undersigned Ballots casting such votes on the Prepackaged Plan. (Indicate in the appropriate column the aggregate principal amount voted by each respective account. Please attach additional sheets of paper if necessary. Please Note: each beneficial owner must vote all his, her, or its Class 5 Claims (Notes) either to accept or reject the Prepackaged Plan, and may not split such vote.):



Customer Account
Number for each
Beneficial Owner of
the Notes (if customer
has more than one
account, please
indicate by listing each
account a, b, c, etc.)

                                                 Number and Aggregate Principal Amount of Notes
                             To Accept the Prepackaged Plan                To Reject the Prepackaged Plan
---------------------------- ---------- ---------------------------------- ---------- -------------------------------
                             Number     Aggregate Principal Amount         Number     Aggregate Principal Amount
---------------------------- ---------- ---------------------------------- ---------- -------------------------------
                                        $                                             $
---------------------------- ---------- ---------------------------------- ---------- -------------------------------
                                        $                                             $
---------------------------- ---------- ---------------------------------- ---------- -------------------------------
                                        $                                             $
---------------------------- ---------- ---------------------------------- ---------- -------------------------------
                                        $                                             $
---------------------------- ---------- ---------------------------------- ---------- -------------------------------
                                        $                                             $
---------------------------- ---------- ---------------------------------- ---------- -------------------------------
                                        $                                             $
---------------------------- ---------- ---------------------------------- ---------- -------------------------------
                                        $                                             $
---------------------------- ---------- ---------------------------------- ---------- -------------------------------

Item 3. Certification as to Notes. The undersigned certifies that the undersigned has transcribed in the following table the information, if any, as to Notes held in additional accounts as provided in Item 3 of each Ballot received from a beneficial owner:

------------------------------ ---------------------------- --------------------------- ----------------------------
Your customer's account            Name of your customer's    Account numbers at other   Aggregate principal
number for each                    other custodian or broker  custodian bank or broker   amount of the Notes held
beneficial owner                   nominee                    nominee                    in other accounts and
                                                                                         voted through such other
                                                                                         accounts
------------------------------ ---------------------------- --------------------------- ----------------------------
                                                                                        $
------------------------------ ---------------------------- --------------------------- ----------------------------
                                                                                        $
------------------------------ ---------------------------- --------------------------- ----------------------------
                                                                                        $
------------------------------ ---------------------------- --------------------------- ----------------------------
                                                                                        $
------------------------------ ---------------------------- --------------------------- ----------------------------
                                                                                        $
------------------------------ ---------------------------- --------------------------- ----------------------------

Item 4. By signing and returning this Master Ballot, the undersigned certifies that each beneficial owner of Notes listed in Item 2, above, has been provided with a copy of the Disclosure Statement, including the Annexes thereto and acknowledges that the solicitation of votes is subject to all terms and conditions set forth in the Disclosure Statement.

Name of Broker, Bank or Other Nominee:________________________________


Name of Proxy Holder or Agent for Broker

Bank or Other Nominee (if applicable):__________________________________


Social Security or Federal Tax I.D. No.:__________________________________


Signature:________________________________________________________


By:_______________________________________________________________


Title:_____________________________________________________________


Address:__________________________________________________________


------------------------------------------------------------------

------------------------------------------------------------------

Telephone Number:(   )_______________________________________________

Facsimile Number:(   )_______________________________________________

Date Completed:____________________________________________________

         THIS BALLOT (OR A MASTER BALLOT INCLUDING THE VOTES TRANSMITTED HEREBY) MUST BE RECEIVED BY BEACON HILL PARTNERS, INC., THE INFORMATION AND BALLOTING AGENT, AT THE ADDRESS LISTED BELOW, BY 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 3, 2000, UNLESS EXTENDED BY GLENOIT, OR THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED. YOU MAY FAX YOUR BALLOT TO THE INFORMATION AND BALLOTING AGENT, FAX NUMBER (212) 843-4384, PROVIDED (A) THAT IT IS RECEIVED BY THE VOTING DEADLINE, AND (B) THE ORIGINAL BALLOT IS

RECEIVED BY THE INFORMATION AND BALLOTING AGENT NO LATER THAN FIVE (5) BUSINESS DAYS AFTER THE VOTING DEADLINE. IF THE ORIGINAL OF A FAXED BALLOT IS RECEIVED AFTER THAT DATE AND TIME, NEITHER THE FAXED BALLOT NOR THE ORIGINAL WILL BE COUNTED.



By Mail:

                  Beacon Hill Partners, Inc
                  90 Broad Street
                  New York, NY 10004

By Hand and Overnight Courier:

                  Beacon Hill Partners, Inc
                  90 Broad Street
                  New York, NY 10004

By Facsimile Transmission: (212) 843-4384


Confirm Facsimile by Telephone: (212) 843-8500


For Information Call: (212) 843-8500

                 INSTRUCTIONS TO BROKERAGE FIRMS/BANKS/NOMINEES

Glenoit is soliciting the votes of your customers who are beneficial owners of the Notes as of the July 3, 2000 record date with respect to the Prepackaged Plan referred to in the Disclosure Statement. By signing this Master Ballot, the signer certifies that each beneficial owner whose votes are being transmitted by this Master Ballot has been provided a copy of the Disclosure Statement and the Prepackaged Plan.

To have the vote of your customers count, you must first have delivered to each such customer a Ballot and a copy of the Prepackaged Plan and the Disclosure Statement, then instruct your customers to complete the Ballots and return them to you. You must (a) retain such Ballots in your files and transfer the requested information from each such Ballot onto the attached Master Ballot, (b) complete and execute the Master Ballot, and (c) ARRANGE FOR DELIVERY AS SET FORTH BELOW OF THE ORIGINAL MASTER BALLOT TO BEACON HILL PARTNERS, INC., THE INFORMATION AND BALLOTING AGENT, AT THE ADDRESSES LISTED BELOW:


By Mail:

                  Beacon Hill Partners, Inc
                  90 Broad Street
                  New York, NY 10004

By Hand and Overnight Courier:

                  Beacon Hill Partners, Inc
                  90 Broad Street
                  New York, NY 10004

By Facsimile Transmission: (212) 843-4384


Confirm Facsimile by Telephone: (212) 843-8500


For Information Call: (212) 843-8500

                  Instructions for Completing the Master Ballot

To complete the Master Ballot, follow these instructions:

(a) Check the appropriate box in Item 1 of the Master Ballot.

(b) Indicate in Item 2 the votes to accept or reject the Prepackaged Plan. To identify such beneficial owners without disclosing their names, please use the customer account number assigned by you to each such beneficial owner, or if no such customer account number exists, please assign a number to each account (making sure to retain a separate list of each beneficial owner and the assigned number). IMPORTANT: BENEFICIAL OWNERS MAY NOT SPLIT THEIR VOTES. EACH BENEFICIAL OWNER MUST VOTE EITHER TO ACCEPT OR REJECT THE PREPACKAGED PLAN. IF ANY BENEFICIAL OWNER HAS ATTEMPTED TO SPLIT SUCH VOTE, PLEASE CONTACT BEACON HILL PARTNERS, INC., (THE "INFORMATION AND BALLOTING AGENT") AT (800) 755-5001. Any Ballot or Master Ballot which is validly executed but which does not indicate acceptance or rejection of the Prepackaged Plan by the indicated beneficial owner or which impermissibly attempts to split a vote will not be counted.

(c) Transcribe in Item 3 of the Master Ballot any information provided in Item 3 of each Ballot received from a beneficial owner of Notes.

(d) SIGN and date the Master Ballot and provide the remaining information requested. If you are signing the Master Ballot on behalf of another entity, state your relationship or title with respect to such entity, and provide proof of authorization to so sign. Print your name and mailing address if no preprinted address appears on the Master Ballot, or if the preprinted address is incorrect.


         FOR YOUR CUSTOMERS' VOTES TO COUNT, YOUR MASTER BALLOT MUST BE RECEIVED BY THE INFORMATION AND BALLOTING AGENT ON OR BEFORE THE VOTING DEADLINE (5:00 P.M., NEW YORK CITY TIME, ON AUGUST 3, 2000) UNLESS EXTENDED BY GLENOIT. PLEASE ADVISE YOUR CUSTOMERS TO RETURN THEIR BALLOTS TO YOU IN TIME TO PREPARE THE MASTER BALLOT AND DELIVER IT TO THE INFORMATION AND BALLOTING AGENT. YOU MUST RETURN ALL MASTER BALLOTS TO THE INFORMATION AND BALLOTING AGENT BY MAIL, HAND OR FACSIMILE IN SUFFICIENT TIME SO THAT THEY ARE RECEIVED PRIOR TO THE VOTING DEADLINE. A RETURN ENVELOPE TO THE INFORMATION AND BALLOTING AGENT IS ENCLOSED. VOTES NOT RECEIVED BY THE VOTING DEADLINE WILL NOT BE COUNTED UNLESS SUCH VOTING DEADLINE IS EXTENDED BY GLENOIT. ANY BALLOT WHICH IS EXECUTED BUT WHICH DOES NOT INDICATE AN ACCEPTANCE OR REJECTION OF THE PREPACKAGED PLAN WILL NOT BE COUNTED.


         YOU MAY FAX YOUR MASTER BALLOT TO THE INFORMATION AND BALLOTING AGENT, FAX NUMBER (212) 843-4384; PROVIDED (A) THAT IT IS RECEIVED BY THE VOTING DEADLINE, AND (B) THE ORIGINAL MASTER

BALLOT IS RECEIVED BY THE INFORMATION AND BALLOTING AGENT NO LATER THAN FIVE (5) BUSINESS DAYS AFTER THE VOTING DEADLINE. IF THE ORIGINAL OF A FAXED MASTER BALLOT IS RECEIVED AFTER THAT DATE AND TIME, NEITHER THE FAXED MASTER BALLOT NOR THE ORIGINAL WILL BE COUNTED.

         No Ballot or Master Ballot shall constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

         No fees or commissions or other remuneration will be payable to any broker, dealer or other person for soliciting Ballots in accepting the Prepackaged Plan. Glenoit will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding the Ballots and other enclosed materials to your clients. Glenoit will also pay all transfer taxes, if any, applicable to the transfer and exchange of your securities pursuant to and following confirmation of the Prepackaged Plan.


         IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE OFFERING MEMORANDUM AND SOLICITATION DOCUMENT OR OTHER ENCLOSED MATERIAL, INCLUDING THE PREPACKAGED PLAN, PLEASE CALL:


                           BEACON HILL PARTNERS, INC.

                                 (800) 755-5001